Transamerica Investors, Inc.

on behalf of Transamerica Premier Funds

Institutional Class

Supplement dated August 29, 2005 to the Prospectus dated May 1, 2005

The following information either replaces or supplements information, as applicable, that currently appears under Additional Information – Portfolio Managers in your prospectus:

Transamerica Premier High Yield Bond Fund

Peter O. Lopez

Portfolio Manager (lead)

Peter O. Lopez is Principal and Portfolio Manager at Transamerica Investment Management, LLC (“TIM”). Mr. Lopez is the Lead Manager of the Transamerica Premier High Yield Bond Fund and the Co-Manager of the Transamerica Premier Institutional Bond Fund. He also manages sub-advised funds and institutional accounts in the Fixed Income discipline. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in Finance and Accounting from The University of Michigan and received a B.A. in Economics from Arizona State University. Mr. Lopez is a CFA Level III candidate and has 12 years of investment experience.

Scott L. Dinsdale, CFA

Portfolio Manager (co)

Scott L. Dinsdale is Senior Fixed Income Analyst at Transamerica Investment Management, LLC (“TIM”). Mr. Dinsdale is the Co-Manager of the Transamerica Premier High Yield Bond Fund (since August 2005). He re-joined TIM in 2005 after previously serving as a Fixed Income Analyst from 1999-2000. Mr. Dinsdale was a Portfolio Manager and Analyst in the High Yield and Convertible Securities group at Pacific Life Insurance Co as well as previously working as a Director at Standard and Poor’s Ratings Group. He holds an M.B.A. in Finance and International Business from the Stern School of Business at New York University and received a B.A. in Business Administration from San Diego State University. Mr. Dinsdale has earned the right to use the Chartered Financial Analyst designation and has 16 years of investment experience.

Brian W. Westhoff, CFA

Portfolio Manager (co)

Brian W. Westhoff is Fixed Income Securities Analyst at Transamerica Investment Management, LLC (“TIM”). Mr. Westhoff is the Co-Manager of the Transamerica Premier High Yield Bond Fund (since August 2005). Prior to joining TIM in 2003, Mr. Westhoff worked as an Equity Research Intern with Credit Suisse Asset Management, as a Fixed Income Investment Analyst at St. Paul Companies, and as an Argentine/Oil and Gas Equity Research Intern with Merrill Lynch in Argentina. He holds an M.B.A. from Thunderbird, The Garvin Graduate School of International Management and received a B.S. in Business Administration from Drake University. Mr. Westhoff has earned the right to use the Chartered Financial Analyst designation and has seven years of investment experience.

Investors should retain this Supplement for future reference.